UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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First Keystone Financial, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[FIRST KEYSTONE LOGO]

 December 29, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Keystone Financial, Inc.  The meeting will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, February 4, 2009 at 2:00 p.m., Eastern Time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors unanimously recommends a vote “FOR” First Keystone Financial Inc.’s nominee for election as director, Donald G. Hosier, Jr., and “FOR” the ratification of S.R. Snodgrass, A.C., as our independent registered public accounting firm, for the fiscal year ended September 30, 2009.  Each of these matters is to be considered at the Annual Meeting and is more fully described in the accompanying proxy materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are for any reason unable to attend.

Your continued support of and interest in First Keystone Financial, Inc. are sincerely appreciated.

Sincerely,

/s/Donald S. Guthrie

Donald S. Guthrie
Chairman

FIRST KEYSTONE FINANCIAL, INC. 22 West State Street Media, Pennsylvania 19063 (610) 565-6210
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TIME	2:00 p.m., Eastern Time, Wednesday, February 4, 2009

PLACE	Towne House Restaurant 117 Veterans Square Media, Pennsylvania

ITEMS OF BUSINESS	(1) To elect one director for a four-year term expiring in 2013 and until his successor is elected and qualified;
(2) To ratify the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and
(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of First Keystone Financial common stock of record at the close of business on December 4, 2008 are entitled to vote at the meeting.

ANNUAL REPORT	Our Annual Report on Form 10-K for the year ended September 30, 2008 is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most stockholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS /s/Carol Walsh Carol Walsh Corporate Secretary
Media, Pennsylvania December 29, 2008

FIRST KEYSTONE FINANCIAL, INC.
_____________________

PROXY STATEMENT
_____________________

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock, $.01 par value per share (the “Common Stock”), of First Keystone Financial, Inc. (the “Company”), the holding company of First Keystone Bank (the “Bank”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, February 4, 2009 at 2:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about December 29, 2008.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of a director and ratification of the Company's independent registered public accounting firm. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record as of the close of business on the record date for the meeting, December 4, 2008 (the “Voting Record Date”) are entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,432,998 shares of Common Stock issued and outstanding and no other class of equity securities outstanding.  Each issued and outstanding share of Common Stock is entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Yes.  Your broker may vote in his or her discretion on the election of a director and the ratification of the appointment of the Company’s independent registered public accounting firm if you do not furnish instructions.  Shares that are not voted by brokers are called “broker non-votes.”

Can I attend the meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•
First, you may send a written notice to the Secretary of First Keystone Financial, Inc., Ms. Carol Walsh, Corporate Secretary, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

•
Third, you may attend the Annual Meeting and vote in person.  Any earlier dated proxy card submitted will be revoked.  However, attending the Annual Meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.  Because all of the proposals being submitted to stockholders are considered routine matters upon which brokers or other nominees may vote your shares even if they do not receive voting instructions from you, we do not anticipate any broker non-votes at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the Company’s nominee for director described herein and FOR ratification of the appointment of S.R. Snodgrass, A.C., as the Company’s independent registered public accounting firm for fiscal 2009.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors, including voting “FOR” the Company’s nominee for director, and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of a director is determined by a plurality of the votes cast at the Annual Meeting with a quorum present.  The one nominee for director who receives the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected a director.  Stockholders may not vote their shares cumulatively for the election of directors.  Cumulative voting is a type of voting that allows a stockholder to cast as many votes for directors as the stockholder has shares of stock, multiplied by the number of directors to be elected.  The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.  Abstentions or broker non-votes are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of a director. They also will not affect the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEE FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Director (Proposal One)

The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes that are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years.  One class is to be elected annually.  A majority of the members of the Company's Board of Directors are independent based on an assessment of each member's qualifications by the Board, taking into consideration the Nasdaq Stock Market's requirements for independence.  The Board of Directors has determined that Messrs. Hendrixson, Jones, Naessens, O'Donnell, Soss and Vidinli do not have any material relationships with the Company that would impair their independence.

The Company’s Board currently consists of eight members.  The terms of two Directors (Messrs. Soss and Hosier) expire at the Annual Meeting. After discussions with Mr. Soss concerning continued service on the Board, Mr. Soss' term will expire at the Annual Meeting. The Nominating Committee has recommended the re-election of Mr. Hosier as a director.  Upon the expiration of Mr. Soss’ term, the number of directors authorized by resolution shall be seven.  No directors or executive officers of the Company are related to any other director or executive officer of the Company by blood, marriage or adoption except for Donald G. Hosier, Jr. and Robert R. Hosier (who serves as a Senior Vice President of the Bank) who are brothers.  Mr. Hosier, the nominee for director, currently serves as a director of the Company.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below.  If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, then the proxies will nominate and vote for one replacement nominee recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

As discussed under “Stockholder Proposals, Nominations and Communications with the Board of Directors,” stockholders can submit nominations for election as directors of the Company’s Board of Directors.

Please mark your vote on the enclosed proxy card and
return it in the enclosed postage prepaid envelope

The following tables present information concerning the nominee for director of the Company and each director of the Company whose term continues, including such person's tenure as a director of the Bank (if applicable).  Ages are reflected as of September 30, 2008.

Nominee for Director for Four-Year Term Expiring in 2013

Name (Age)	Principal Occupation During the Past Five Years	Director Since
Donald G. Hosier, Jr. (53)	Director; President of First Keystone Insurance Services, LLC, a subsidiary of the Bank, and a principal with Montgomery Insurance Services, Inc., Media, Pennsylvania, an insurance brokerage firm.	2001

The Board of Directors recommends that you vote FOR the election of
First Keystone’s nominee for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2010

Name (Age)	Principal Occupation During the Past Five Years	Director Since
William J. O'Donnell, CPA (41)	Director; Corporate Solutions Manager/IT Group with Wawa, Inc., Wawa, Pennsylvania since 2003; served in various positions at Wawa from 2000 to 2003; served as Information Technology Manager with Vlasic Foods International, Cherry Hill, New Jersey from 1998 to 2000; former Information Technology Project Leader with ARCO Chemical Co., Newtown Square, Pennsylvania.	2002
Nedret E. Vidinli (41)	Director; Managing Director, FSI Group, LLC since 2006; from 2002 to 2006 served as Vice President and Senior Analyst at Financial Stocks, Inc.; from 2000 to 2002, served as Vice President, Dresdner Kleinwort Wasserstein, the investment banking arm of Dresdner Bank.	2007

Directors Whose Terms Expire in 2011

Name (Age)	Principal Occupation During the Past Five Years	Director Since
Donald S. Guthrie (73)	Chairman of the Board; interim Chief Executive Officer since August 2008; served as President of the Company from 1994 until 2002 and served as Chief Executive Officer from 2002 until 2005; served as President and Chief Executive Officer of the Bank from 1993 until 2005; previously a member of the law firm of Jones, Strohm & Guthrie, P.C., Media, Pennsylvania.	1994
Edmund Jones (90)	Director; former Chairman of the Board of the Bank from 1979 until 1993; member of the law firm of Jones, Strohm & Guthrie, P.C., Media, Pennsylvania.	1947
Jerry A. Naessens, CPA (72)	Director; retired former Chief Financial Officer of Thistle Group Holdings Co., Philadelphia, Pennsylvania from 1996 to 2002 and President of Roxborough-Manayunk Bank, Philadelphia, Pennsylvania from 2001 to 2002 and Chief Financial Officer of Roxborough-Manayunk Bank from 1991 to 2001.	2004

Director Whose Term Expires in 2012

Name (Age)	Principal Occupation During the Past Five Years	Director Since
Bruce C. Hendrixson (64)	Director; Owner of Garnet Ford and Garnet Volkswagen, Chester County, Pennsylvania.	2003

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the six executive officers of the Company and/or the Bank who do not also serve as directors.  There are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer of the Company.  Ages are reflected as of September 30, 2008.

Dennis G. Clark.  Age 55.  Mr. Clark has served as Senior Vice President and Chief Lending Officer of the Bank since May 2008 and previously worked at the Bank as Senior Vice President and Chief Credit Officer from June 2007 until May 2008 and prior thereto as Senior Credit Underwriter from April 2007 until June 2007; he was Vice President, Centralized Lending, at Sovereign Bank in Villanova, Pennsylvania from September 2005 to April 2007; from September 2003 to September 2005 he was Vice President, Relationship Manager, at Madison Bank in Blue Bell, Pennsylvania; and from February 1995 to September 2003 he was Vice President/Director of Commercial Lending at Abington Bank in Jenkintown, Pennsylvania.

Terry D. Crain.  Age 47.  Mr. Crain has served as Senior Vice President, Internal Auditor/Compliance Officer/Security Officer since August 2007; he has served in various capacities since joining the Bank in 2001 including Vice President/Internal Auditor/Compliance Officer/Security Officer since June 2007, Vice President/Internal Auditor/Compliance Officer since October 2005 and as Administrative Vice President/Internal Auditor/Compliance Officer since November 2001; prior to November 2001 he was a member of the law firm of Jones, Strohm, Crain & Guthrie, P.C., now known as Jones, Strohm & Guthrie, P.C., Media, Pennsylvania.

Hugh J. Garchinsky.  Age 58.  Mr. Garchinsky has served as Senior Vice President and Chief Financial Officer of the Bank and Company since August 2008 and previously worked at the Bank in the Finance Department from June 30, 2008; from 1992 to 2004  he worked at The Peoples Bank of Oxford, Oxford, Pennsylvania, becoming President and Chief Executive Officer in 2000; in 2004 Peoples Bank merged with National Penn Bank, Boyertown, Pennsylvania, and he worked as division President, leading the Peoples Division until 2007; from 1985 to 1991, he worked as Chief Financial Officer for Freedom Valley Bank; from 1972 to 1984, he worked in management at Southeast National Bank.

Robert R. Hosier.  Age 47.  Mr. Hosier has served as Senior Vice President of Information Technology since July 2002 and has been employed in various capacities at the Bank since 1983.

Robin G. Otto.  Age 50.  Ms. Otto has served as Senior Vice President of Retail Delivery of the Bank since May 2005; from December 2002 until May 2005, she served as Senior Vice President of Marketing and Business Development; previously marketing consultant with Palindrome Consulting, Glen Mills, Pennsylvania from August 1996 to December 2002; and prior thereto, Ms. Otto served as an officer of the Bank.

Carol Walsh.  Age 60. Ms. Walsh has served as Senior Vice President, Human Resources and Corporate Secretary since July 2007 and as Senior Vice President and Corporate Secretary since 1991.  She has been employed in various capacities at the Bank since 1970.

Committees and Meetings of the Boards of the Company and the Bank

The Board of Directors of the Company meets no less than quarterly and may have additional special meetings upon the request of the President or a majority of the directors.  During the fiscal year ended September 30, 2008, the Board of Directors of the Company met six times.  No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 2008.  The Board of Directors of the Company has established the following committees, among others:

Audit Committee.  The Audit Committee consists of Messrs. Hendrixson, Naessens (Chairman) and O’Donnell.  The Audit Committee reviews the records and affairs of the Company, engages the Company's independent registered public accounting firm, reviews the annual financial statements including the Form 10-K, meets with the Company's outsourced internal auditor, and reviews its reports.  All of the members of the Audit Committee are independent as such term is currently defined in the Nasdaq Stock Market's listing standards (“Nasdaq Independence Rules”) and the regulations of the Securities and Exchange Commission (the “SEC”).  The Audit Committee meets on a quarterly and on an as needed basis and met four times in fiscal 2008.  The Board of Directors of the Company has adopted an amended and restated Audit Committee Charter, which is available at the Company’s website at www.firstkeystone.com by clicking on “Investor Information.”

The Board of Directors has determined that Mr. O'Donnell, a member of the Audit Committee, meets the requirements recently adopted by the SEC for qualification as an audit committee financial expert.  An audit committee financial expert is defined as a person who has the following attributes:  (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting;  and  (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification.  Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.  Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Nominating Committee.  The Nominating Committee consists of Messrs. Jones, Naessens and O’Donnell (Chairman).  The Nominating Committee, which is responsible for reviewing and nominating candidates to the Board, met once during fiscal 2008.  All of the members of the Nominating Committee are independent as such term is defined in the Nasdaq Independence Rules.  The Board of Directors has adopted a Nominating Committee Charter, which is available at the Company’s website at www.firstkeystone.com by clicking on “Investor Information.”

In addition to the committees of the Company described above, the Bank also has established committees which include members of the Board of Directors of the Bank as well as senior management and which meet as required.  These committees include, among others, the Executive Committee, Compensation Committee, Audit Committee, Asset/Liability Committee, Loan Committee, Community Investment Committee and Asset Quality Review Committee.

Compensation Committee.  The Compensation Committee of the Bank consists of Messrs. Naessens and O’Donnell (Chairman).  All of the members of the Compensation Committee are independent as such term is defined in the Nasdaq Independence Rules.  The Compensation Committee reviews overall compensation and benefits for the Bank's employees and senior officers and recommends compensation and benefits for the President.  The Company does not pay separate compensation to its officers.  The Compensation Committee of the Bank met three times in fiscal 2008. The Board of Directors of the Bank has adopted a Compensation Committee Charter, which is available at the Company’s website at www.firstkeystone.com by clicking on “Investor Information.”

Compensation Committee Interlocks and Insider Participation

Messrs. Naessens and O’Donnell serve as members of the Compensation Committee.  None of the members of the Compensation Committee was a current or former officer or employee of the Company or the Bank.  Nor did any member engage in certain transactions with the Company or the Bank required to be disclosed by regulations of the SEC.  Additionally, there were no Compensation Committee “interlocks” during fiscal 2008, which generally means that no executive officer of the Company or the Bank served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company or the Bank.

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at Annual Meetings of Stockholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our previous Annual Meeting of Stockholders held in February 2008.

Director Nominations

The Nominating Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders.  The Nominating Committee also may solicit prospective nominees identified by it.  A stockholder who desires to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate.  The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company’s Amended and Restated Articles of Incorporation relating to stockholder nominations, which is described under “Stockholder Proposals, Nominations and Communications with the Board of Directors.”  The Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The Charter of the Nominating Committee sets forth certain criteria the Committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC, local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Directors' Compensation

Board Fees and Other Compensation.  Directors of the Company received no compensation during fiscal 2008 except for Messrs. Hendrixson, Hosier and Soss who are paid $2,000 per quarter as directors of the Company.  During fiscal 2008, members of the Board of Directors of the Bank received $1,100 per meeting attended.  Full-time officers who serve on the Board do not receive any fees for attending meetings of the Board or committees thereof.  In addition, as described below under “-Consulting Agreement,” Mr. Guthrie is being paid $15,000 per year for service as Chairman of the Board of the Company and the Bank, which service commenced on May 1, 2005.  During fiscal 2008, members of the Board serving on the Bank's Executive Committee, Community Investment Committee, Compensation Committee, Loan Committee and Search Committee received $250 per meeting attended, while members of the Board serving on the Bank’s and the Company's Audit Committee received $350 per meeting attended.  In addition, members of the Board serving on the Bank’s and/or the Company’s Supervisory Agreement Compliance Committee received $250 per meeting attended.

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal 2008.  None of the directors had unvested restricted stock awards or stock options which vested during fiscal 2008 and no director received grants of restricted stock awards or stock options during fiscal 2008.  In addition, the non-employee directors do not participate in any type of non-equity incentive plan. Mr. Guthrie was appointed as interim Chief Executive Officer in August 2008 in connection with the resignation of Mr. Thomas Kelly who had served as President and Chief Executive Officer.  As a result, Mr. Guthrie is included in the Summary Compensation Table in “Management Compensation” rather in the table below.

Name	Fees Earned or Paid in Cash(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Bruce C. Hendrixson	$11,150	--	--	$11,150
Donald G. Hosier, Jr.	8,000	--	--	8,000
Edmund Jones	20,700	--	39,359(2)	60,059
Jerry A. Naessens, CPA	25,850	--	--	25,850
William J. O’Donnell, CPA	15,000	--	--	15,000
Marshall J. Soss(3)	8,000	--	5,500(4)	13,500
Nedret E. Vidinli	13,200	--	--	13,200

_____________________
(1)           Reflects committee and meeting fees that were paid during fiscal year 2008.
(2)	Consists of (i) a supplemental retirement benefit paid to Mr. Jones (see “-Supplemental Retirement Benefits”) and (ii) health insurance premiums.
(3)           Mr. Soss’ term expires at the Annual Meeting.
(4)	Mr. Soss received a consulting fee of $250 per loan committee meeting attended for his expertise in the commercial real estate industry.

Supplemental Retirement Benefits. The Bank provides supplemental retirement benefits to Mr. Jones (a director of the Bank and Company) in recognition of his long service as an officer of the Bank.  Under the terms of the Bank’s amended arrangements with Mr. Jones, he receives monthly payments, which payments commenced the first month subsequent to his retirement.  Benefits will continue to be paid as long as Mr. Jones continues to serve on the Board of Directors of the Bank or the Company.  In accordance with such arrangements, Mr. Jones received $36,000 during fiscal 2008.

Consulting Agreement. On March 23, 2005, the Company announced the retirement of Mr. Guthrie, who at the time served as the Chairman and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank.  In connection with the retirement of Mr. Guthrie as chief executive officer, the Company and the Bank entered into a Transition, Consulting, Noncompetition and Retirement Agreement (the “Retirement Agreement”) with Mr. Guthrie, with such Agreement becoming effective as of May 1, 2005 (the “Effective Date”). Under the Agreement, Mr. Guthrie relinquished his rights under the employment agreements previously entered into with the Company and the Bank and his rights under the Bank’s Supplemental Executive Retirement Plan (See “-Nonqualified Deferred Compensation”).  The Retirement Agreement was amended and restated as of November 25, 2008 primarily to reflect changes required in order for the Retirement Agreement to be in compliance with the provisions of Section 409A of the Internal Revenue Code.  No increase in benefits resulted from such amendments.

Under the terms of the Retirement Agreement, Mr. Guthrie agreed to provide services to the Company and the Bank for a five-year period ending on April 30, 2010 (the “Consulting Period”).  In return for providing advice and counsel regarding the Company’s and the Bank’s operations, customer relationships, growth and expansion opportunities and other matters during the Consulting Period, the Company and/or the Bank agreed to pay Mr. Guthrie an amount equal to $12,500 per month.  During the Consulting Period, the Company and the Bank are also providing Mr. Guthrie with the continued use of the automobile that was provided for his use immediately prior to the Effective Date.  In addition, the Company and/or the Bank will reimburse or otherwise provide for or pay all reasonable expenses incurred by Mr. Guthrie during the Consulting Period with respect to such automobile.  The Company and the Bank are also providing Mr. Guthrie and his spouse during the Consulting Period medical, dental and long-term care insurance at no cost to Mr. Guthrie.

Mr. Guthrie’s services under the Retirement Agreement terminate automatically upon his death during the Consulting Period and may be terminated upon the determination that Mr. Guthrie is disabled.  Mr. Guthrie’s services may also be terminated during the Consulting Period by the Company or the Bank for “cause” as such term is defined in the Retirement Agreement or by Mr. Guthrie for “good reason” as defined in the Retirement Agreement.  In the event Mr. Guthrie’s consulting services are terminated for cause or Mr. Guthrie terminates his services without good reason, the Retirement Agreement shall terminate without further obligation.  In the event Mr. Guthrie’s termination is for death, good reason or disability during the Consulting Period, the Company or the Bank shall pay Mr. Guthrie a lump sum equal to the sum of an amount equal to the present value of the fees that would have been paid through the Consulting Period and the present value of the Retirement Benefits (as hereinafter defined).

If Mr. Guthrie satisfies his obligations during the Consulting Period, including the Non-Compete Requirements, the Company and the Bank will pay Mr. Guthrie subsequent to the Consulting Period an annual supplemental retirement benefit of $135,175 per year, payable in equal monthly installments, for 10 years (the “Retirement Benefits”).  The Bank expensed approximately $164,281 with respect to the Retirement Benefits during fiscal 2008.  In the event Mr. Guthrie dies following the end of the Consulting Period but before all the Retirement Benefits have been paid, the Company and/or the Bank shall pay Mr. Guthrie’s estate or beneficiary, as applicable, in a lump sum the present value of the remaining unpaid Retirement Benefits.  In addition, during the 10 year period subsequent to the Consulting Period, the Company and/or the Bank shall provide medical insurance which supplements the Medicare coverage for the benefit of Mr. Guthrie and his spouse at no cost to Mr. Guthrie.

In addition to the foregoing, during the Consulting Period, Mr. Guthrie will continue to serve as Chairman of the Board of the Company and the Bank provided he continues to be a director in good standing.  In addition to his compensation as a consultant and any fees paid to directors of the Company and the Bank, Mr. Guthrie will receive an annual fee of $15,000 for serving as Chairman of the Board of the Company and the Bank during the Consulting Period.  The Board of Directors of the Company also agreed to elect him as a director of the Bank during the Consulting Period.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid or earned by those persons serving as our principal executive officer during 2008 and our two other executive officers whose total compensation for fiscal 2008 exceeded $100,000 (referred to as the named executive officers).  No options or restricted stock awards were granted during fiscal 2008.  Other than Mr. Guthrie, none of such officers received any compensation from the Company.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compen- sation(4)	Total
Donald S. Guthrie Chairman and Interim Chief Executive Officer	2008 2007	$ -- --	$-- --	$-- --	$ -- --	$-- --	$ -- --	$390,558 384,985	$390,558 384,985
Thomas M. Kelly President and Chief Executive Officer(5)	2008 2007	228,923 220,000	-- --	-- --	-- --	-- --	26,613 24,429	56,163 58,107	311,699(6) 302,536
Dennis Clark Senior Vice President/Chief Lending Officer(7)	2008 2007	129,808 50,865	-- --	-- --	-- --	-- --	-- --	5,204 2,000	135,502 52,865
Robin G. Otto Senior Vice President/Retail Delivery	2008 2007	114,246 108,113	-- --	-- --	-- 1,158	-- --	-- --	9,436 10,612	123,682 119,883
_	______________________
(1)	The amounts disclosed include amounts deferred or contributed to the Bank’s 401(k) plan.
(2)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2008 with respect to stock options with respect to each of the named executive officers. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 12 of the Notes to Consolidated Financial Statements of First Keystone Financial, Inc. included as Item 8 in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008.  The Company uses the binomial option valuation methodology to establish the values of options.  In calculating the value of stock awards, the Company has disregarded any estimate of forfeitures related to service-based vesting conditions.  There are no forfeitures for fiscal 2008 with respect to the named executive officers.

(3)
Mr. Kelly is a participant in the Bank’s SERP.  The amount reflects the increase in his SERP benefits for the 2007 plan year (January 1, 2007 to December 31, 2007).  Increases in benefits, all of which consisted of interest credited in fiscal 2008, for Mr. Kelly are credited annually.  See “-Nonqualified Deferred Compensation.”

(4)
Mr. Guthrie receives no compensation for service as interim Chief Executive Officer.  Under the terms of Mr. Guthrie's previously disclosed Retirement Agreement, Mr. Guthrie receives an annual retainer of $15,000 for serving as Chairman of the Board.  He also receives consulting fees totalling $150,000 per year pursuant to the terms of such agreement.  Mr. Guthrie also received board and committee fees totalling $24,700 in fiscal 2008. Such amount also includes health, dental and long-term care insurance premiums of $19,740, club dues of $4,410 and automobile expenses of $11,117. Includes, as well, the accrual expense totalling $164,281 with respect to the retirement benefits to be paid to Mr. Guthrie commencing in 2010.  In fiscal 2008, represents

(Footnotes continued on following page)

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$5,913 and $3,065 contributed by the Bank to the ESOP accounts of Mr. Kelly and Ms. Otto, respectively; Mr. Clark was not a participant in the ESOP as of the end of the plan year ended December 31, 2007; also reflects in fiscal 2008, $404 and $1,491 contributed by the Bank to the Bank’s 401(k) plan accounts of Mr. Clark and Ms. Otto, respectively. Includes for Mr. Kelly health and long-term care insurance premiums and dental benefits of $25,434, automobile expenses of $19,101, and club dues of $4,610. Also, includes automobile allowance of $4,800 for each of Mr. Clark and Ms. Otto.
(5)
Mr. Guthrie was appointed interim Chief Executive Officer effective August 15, 2008 upon the resignation of Mr. Kelly who served as President and Chief Executive Officer in fiscal 2008 until such date.

(6)
Does not include agreed upon severance benefits pursuant to a Severance and Release Agreement entered into with Mr. Kelly as of August 15, 2008, which benefits did not commence until November 2008.  See “-Severance and Release Agreement.”  Under the terms of such Agreement, Mr. Kelly will receive cash severance totalling $230,000 and continued medical and dental benefits for a specified period.

(7)	Mr. Clark joined First Keystone Bank in 2007.

Grants of Plan-Based Awards

During fiscal 2008, the Company did not grant any stock options or restricted stock awards to its named executive officers.  In addition, the Company did not grant any equity or non-equity incentive plan awards that provide for payments based upon achievement of threshold, target or maximum goals.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses certain information regarding the options and stock awards held at September 30, 2008 by each named executive officer.  There were no equity incentive plan awards outstanding at fiscal year end.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
Name	Exercisable	Unexercisable
Donald S. Guthrie	--	--	NA	NA	--	--
Dennis G. Clark	--	--	NA	NA	--	--
Thomas M. Kelly	11,750	--	$12.125	9/29/2009	--	--
Robin G. Otto	2,600	--	16.150	12/20/2012	353	$3,177
____	_______________

(1)	All options and restricted stock awards vest at the rate of 20% per year.

(2)
Calculated by multiplying the closing market price of our common stock on September 30, 2008 the last trading day in fiscal 2008, which was $9.00, by the applicable number of shares of common stock underlying the executive officer’s stock awards.

Severance Agreements

The Company and the Bank entered into two-year amended and restated severance agreements with Ms. Carol Walsh, effective December 1, 2004.  The severance agreements were amended and restated in November 2008 in order to render such agreements compliant with the provisions of Section 409A of the Internal Revenue Code. The severance agreements are substantially identical to the agreements they superseded.  Under the terms of such severance agreements, the Employers have agreed that in the event that Ms. Walsh's employment is terminated as a result of certain adverse actions that are taken with respect to her employment following a Change in Control of the Company, as defined, she will be entitled to a cash severance amount equal to two times her base salary.  The term of each severance agreement shall be extended each year for a successive additional one-year period unless the Employers or Ms. Walsh, not less than 30 days prior to the anniversary date, elect not to extend the term of the severance agreement.  During fiscal 2006 and 2007, the terms of Ms. Walsh’s agreements were not extended.  In November 2007 and October 2008, the Compensation Committee acted to extend the terms of Ms. Walsh’s agreements for an additional year subject to the receipt of the nonobjection thereto by the Office of Thrift Supervision and concurrence therewith by the Federal Deposit Insurance Corporation.  Such request is pending as of the date hereof.  In connection with such request, the severance agreements were amended to provide for reduced severance benefits.  If the Company and/or the Bank are still deemed to be in troubled condition or subject to the supervisory agreements entered into in February 2006 at the time of Ms. Walsh's termination other than for cause, then the amount of severance will be reduced to one times her base salary.

The severance agreement between Ms. Walsh and the Company provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then the officer would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement.  Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to Ms. Walsh under the severance agreement.

A "Change in Control" generally is defined to mean a change in ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank, in each case as provided under Section 409A of the Internal Revenue Code and the regulations thereunder.

Severance and Release Agreement

On August 15, 2008, the Company, the Bank and Mr. Thomas M. Kelly entered into the severance and release agreement, effective as of such date. Under the terms of the agreement, Mr. Kelly remained employed by the Company and the Bank through November 15, 2008 in order to provide for an orderly transition while the Bank is in the process of seeking and engaging a new president and chief executive officer. As of November 15, 2008, Mr. Kelly resigned from all of his positions with the Company and the Bank.  He will receive over the twelve (12) month period thereafter cash severance benefits totalling one times his annual base salary ($230,000).  In addition, he will receive continued medical and dental benefits covering himself, his spouse and his minor children until the earlier to occur of the (a) expiration of twenty-four (24) months after November 15, 2008 or (b) the date of his employment with another employer pursuant to which he becomes entitled to medical benefits.  In addition, under the severance and release agreement, the Company agreed to extend the exercise period post-termination of a portion of his vested options from three (3) months to the date of expiration of the options (September 29, 2009).

As of the effective date of the severance and release agreement, Mr. Kelly relinquished his position as President and Chief Executive Officer. As of November 15, 2008, Mr. Kelly also resigned from the Boards of Directors of the Company and the Bank and from all positions he had as a director, officer or employee with either the Company or the Bank or any of their subsidiaries or affiliates.

As a result of entering into the severance and release agreement, as of the Effective Date, the amended and restated employment agreements entered into by Mr. Kelly with each of the Company and the Bank, dated as of December 1, 2004 and as amended as of March 28, 2005, were terminated.

Nonqualified Deferred Compensation

During fiscal 2004, the Bank implemented a defined contribution supplemental executive retirement plan (the “SERP”) covering certain executive officers of the Bank.  Currently, the only named executive officer participating in the SERP is Mr. Kelly.  Under the terms of the SERP, the Bank may choose to make contributions to some or all of the participants in the SERP.  The amount and frequency of contributions is solely within the discretion of the Bank and the committee administering the SERP.  To the extent the Bank makes contributions to the SERP on the participants’ behalf, the amounts so credited will earn interest at a rate determined by the Compensation Committee annually.  For the initial year of the SERP, the interest rate was established at 5.0%.  Such rate will remain in effect until such time that the Compensation Committee (which administers the SERP) chooses to change it.  For fiscal 2008, the Compensation Committee did not take any action with respect to the crediting rate.  Thus it remains at 5.0%.  Upon retirement of a participant, he or she will receive his or her account balance paid out in equal annual payments for a period not to exceed 15 years provided that a participant can make a prior election to receive his or her distribution in a lump sum.  The SERP also provides for benefits in the event of the death of the participant or the termination of the employment of the participant subsequent to a change in control of the Company.

The following table sets forth for Mr. Kelly information regarding his accounts in the SERP as of and for the fiscal year ended September 30, 2008. Neither the executive nor Company or the Bank made any contributions to the SERP during fiscal 2008.  None of the other named executive officers participate in the SERP.

Name	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year
Thomas M. Kelly	$26,613	$ --	$558,866

Indebtedness of Management and Related Party Transactions

Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features.  In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank.  Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived.  Set forth in the following table is certain information relating to such preferential loans to executive officers and directors whose preferential loans aggregated in excess of $120,000 which were outstanding at September 30, 2008.

Name	Year Loan Made	Largest Amount of Indebtedness between October 1, 2007 and September 30, 2008	Balance as of September 30, 2008	Interest Rate
Terry D. Crain	2003	$241,247	$236,122	4.375%
David L. Guthrie(1)	2005 2008	147,323 200,000	-- 199,010	4.875(2) 4.875(2)
Bruce C. Hendrixson	2004	318,820	313,028	5.500
Donald G. Hosier, Jr.	2004	274,832	255,690	3.750
Robert R. Hosier	2003	178,000	165,048	4.125
Thomas M. Kelly	2003	300,265	294,277	4.875(3)
William J. O'Donnell	2006	435,306	429,368	5.750
Robin G. Otto	2003	129,285	119,266	4.375
___________
(1)	Son of Donald S. Guthrie, Chairman of the Board.
(2)	The loan extended in 2005 was re-paid with the proceeds of the loan extended in 2008.
(3)	The interest rate on the loan re-adjusts to the non-preferential term as of December 31, 2008.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
First Keystone Financial, Inc. Employee Stock Ownership Plan Trust(2) 22 West State Street Media, Pennsylvania 19063	329,284	13.5%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	132,630(3)	5.5

John M. Stein Steven N. Stein FinStocks Capital Management IV, LLC Financial Stocks Capital Partners IV L.P. 507 Carew Tower 441 Vine Street Cincinnati, Ohio 45202	221,515(4)	9.1

Jeffrey L. Gendell Tontine Financial Partners, L.P. 55 Railroad Avenue, Third Floor Greenwich, Connecticut 06830	170,800 (5)	7.0

Lawrence Garshofsky and Company, LLC 9665 Wilshire Boulevard, Suite 200 Beverly Hills, California 90212	155,850 (6)	6.4

Directors:
Donald S. Guthrie	109,127 (7)	4.4
Bruce C. Hendrixson	554	*
Donald G. Hosier, Jr.	14,336 (8)(9)	* (15)
Edmund Jones	43,720 (10)	1.8
Jerry A. Naessens, CPA	12,700 (11)	*
William J. O'Donnell, CPA	1,579 (12)	*
Marshall J. Soss	4,150 (9)	* (15)
Nedret E. Vidinli	221,515 (4)(13)	9.1

Other Named Executive Officers:
Dennis G. Clark	1,082 (9)	*
Robin G. Otto	12,942 (9)(14)	* (15)

Director of the Bank who does not serve as a director of the Company (1 person)	12,990	*

Directors and executive officers of the Company and the Bank as a group (15 persons)	505,625 (9)(15)	20.7(15)
___________________

*           Represents less than 1% of the outstanding shares of Common Stock.

(1)
Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
The First Keystone Financial, Inc.  Employee Stock Ownership Plan Trust (the “Trust”) was established pursuant to the First Keystone Financial, Inc. Employee Stock Ownership Plan (the “ESOP”).  Under the terms of the ESOP, the trustees generally will vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares will generally be voted by the trustees in the same ratio on any matter as to those shares for which instructions are given, subject in each case to the fiduciary duties of the trustees and applicable law.  Any allocated shares which either abstain or are not voted on a proposal will be disregarded in determining the percentage of stock voted for and against such proposal by the participants.  As of the Voting Record Date, 212, 612 shares held in the Trust had been allocated to the accounts of participating employees including 19,456 shares beneficially owned by four executive officers.

(3)
Information obtained from a Schedule 13G/A, dated December 31, 2007, filed with the SEC with  respect to shares of Common Stock beneficially owned by Dimensional Fund Advisors Inc. (“Dimensional”).  The Schedule 13G/A states that Dimensional has sole voting and dispositive power as to all of these shares. Dimensional disclaims beneficial ownership of these shares.

(4)
Information obtained for a Schedule 13D filed December 19, 2006 with the SEC with respect to shares of Common Stock beneficially owned by Financial Stocks Capital Partners IV L.P.  (“FSCP”).  Finstocks Capital Management IV, LLC (“FCM”), an investment manager, controls FSCP.  Messrs. John M. Stein and Steven N. Stein control FCM.  In addition, Mr. Nedret Vidinli, an officer of FCM, is a director of the Company and the Bank.

 (Footnotes continued on following page)

____	______________________
(5)
Information obtained from a Schedule 13D/A, filed November 21, 2001 with the SEC with respect to shares of Common Stock beneficially owned by Tontine Financial Partners, L.P. (“TFP”) which reports shared voting and dispositive power with respect to all the shares.  Tontine Management, L.L.C. is the general partner to TFP.  Mr. Gendell serves as the managing member of Tontine Management.

(6)
Information obtained from a Schedule 13D/A, filed February 22, 2007, with the SEC with respect to shares of Common Stock beneficially owned by Lawrence Garshofsky and Company, LLC (“LLC”) Lawrence Garshofsky (“Garshofsky”), Lawrence Partners, L.P., and Lawrence Offshore Partners, LLC.  The Schedule 13D/A states that Garshofsky has sole voting and dispositive power over 10,000 shares and LLC has shared voting and dispositive power with respect to the remaining shares beneficially owned.

(7)	Includes 40,580 shares held in Mr. Guthrie's individual retirement account.

(8)
Includes 6,261 shares held by the Montgomery Insurance Services, Inc. Employee Profit Sharing Plan of which Mr. Hosier is a trustee and 1,967 shares held in Mr. Hosier’s individual retirement accounts.

(9)
Includes shares (a) over which an officer has voting power under the Bank's 401(k)/Profit Sharing Plan ("401(k) Plan") and the ESOP (b) options to purchase shares of Common Stock granted pursuant to the 1998 Stock Option Plan ("1998 Option Plan") and the 1995 Stock Option Plan ("1995 Option Plan") (collectively, the "Option Plans") which are exercisable within 60 days of December 4, 2008, and (c) restricted stock awards granted pursuant to the 1995 Recognition and Retention Plan and Trust Agreement (“Recognition Plan”) as follows:

	401(k) Plan	ESOP	Currently Exercisable Options	Restricted Stock Awards
Dennis G. Clark.	82	--	--	--
Donald G. Hosier, Jr.	--	--	2,150	--
Robin G. Otto	6,309	2,352	2,600	353
Marshall J. Soss	--	--	716	--
Directors and executive officers of the Company and the Bank as a group	30,096	19,456	12,726	750

(10)	Includes 11,500 shares owned by Mr. Jones’ spouse.

(11)	Includes 12,700 shares held in Mr. Naessens’ individual retirement account.

(12)
Includes 1,540 shares held by Mr. O'Donnell's spouse and 20 shares held in Mr. O’Donnell’s individual retirement account and 19 shares in trust for minor children for which Mr. O'Donnell is the custodian.

(13)
Reflects shares owned by FSCP (see Footnote 4 above).  Mr. Vidinli is an officer of FCM, the general partner and portfolio manager of FSCP.  He has no dispositive or voting authority over the shares owned by FSCP and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein which amounts to less than 1% of the Company’s issued and outstanding shares of common stock.

(14)	Includes 400 shares held by Ms. Otto as custodian for the benefit of her children.

(15)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and more than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it during the year ended September 30, 2008, all filing requirements applicable to its officers and directors and more than 10% stockholders have been satisfied.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

On May 24, 2007, the Audit Committee of the Board of Directors of the Company notified S.R. Snodgrass, A.C. it was being engaged to serve as the Company’s independent registered public accounting firm and notified Deloitte & Touche LLP it had been dismissed as the Company’s independent registered public accounting firm, effective immediately.  Deloitte & Touche LLP performed audits of the Company’s consolidated financial statements for the fiscal years ended September 30, 2006 and 2005.  Deloitte & Touche LLP’s reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two fiscal years ended September 30, 2006, and the subsequent interim period from September 30, 2006 through May 24, 2007, the effective date of Deloitte & Touche LLP’s termination, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Exchange Act, have occurred during the two fiscal years ended September 30, 2006, or through the effective date of Deloitte & Touche LLP’s termination.

During the two fiscal years ended September 30, 2006 and from September 30, 2006 through the engagement of S.R. Snodgrass, A.C. as the Company’s independent accountant, neither the Company nor anyone on its behalf consulted S.R. Snodgrass, A.C., with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte & Touche LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in its report, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

The Audit Committee of our Board of Directors has reappointed S.R. Snodgrass, A.C. as the independent registered public accounting firm to audit the Company’s financial statements for the year ending September 30, 2009.

In making its recommendation to the stockholders to ratify the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the year ending September 30, 2009, the Audit Committee considered whether S.R. Snodgrass A.C.’s provision of services other than audit services is compatible with maintaining the independence of our outside accountants.  In addition, the Audit Committee reviewed the fees described below for audit-related and tax services and concluded that such fees are compatible with the independence of S.R. Snodgrass, A.C.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, A.C. for professional services rendered by S.R. Snodgrass, A.C. in connection with the audit of the Company's consolidated financial statements for fiscal 2008 and 2007.

	Year Ended September 30,
	2008	2007
Audit fees (1)	$100,075	$81,500
Audit-related fees (2)	--	--
Tax fees (3)	14,325	11,900
All other fees	--	--
Total	$114,400	$93,400
______________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and fees related to the comfort letter issued for the private placement memorandum.

(2)	Primarily consist of fees for consultation with regard to transactional accounting matters for 2007.

(3)	Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

The Audit Committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company.  The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the Audit Committee's Charter and policy on pre-approval of audit-related, tax and other services.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  Pursuant to its policy, the Audit Committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit.  The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals.  The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C., as independent registered public accounting firm for the fiscal year ending September 30, 2009.

REPORT OF THE AUDIT COMMITTEE OF THE COMPANY

The Audit Committee of the Company is responsible for providing independent, objective oversight of the Company's accounting function and internal controls.  Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and the Company's internal controls and financial reporting procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee is composed of directors all of whom are independent as defined by the Nasdaq Independence Rules.  The Audit Committee is governed by the Audit Committee Charter which specifies, among other things, the scope of the Committee’s responsibilities and how those responsibilities are to be performed.  The responsibilities of the Audit Committee include being the primary liaison with the external independent registered public accounting firm and meeting and reviewing reports prepared by the Company's outsourced internal auditors.

The Audit Committee has reviewed and discussed the audited financial statements with management.  In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining their independence and has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2008 for filing with the Commission.  The Audit Committee also has recommended the reappointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009.

Members of the Audit Committee

Jerry A. Naessens, CPA, Audit Committee Chairman
William J. O'Donnell, CPA
Bruce C. Hendrixson

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals.  Any proposal that a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is anticipated to be held in February 2010, must be received at the principal executive offices of the Company, 22 West State Street, Media, Pennsylvania 19063, Attention:  Carol Walsh, Corporate Secretary, no later than August 31, 2009.  If such proposal complies with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 9.D of the Company's Amended and Restated Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.  Proposals to be presented at this Annual Meeting had to be submitted to the Company by December 8, 2008.  No such proposals were received by such date.  Proposals to be submitted for consideration at the Company’s next annual meeting of stockholders must be received by December 6, 2009.  Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Company's Amended and Restated Articles of Incorporation.

Stockholder Nominations. Article 6.F of the Company’s Amended and Restated Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions set forth in such section.  Stockholder nominations must be made pursuant to timely notice delivered in writing to the Secretary of the Company.  To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting.  To be timely for this Annual Meeting, a stockholder’s notice of nomination needed to be delivered by December 8, 2008.  No stockholder nominations were received by such date.

Each written notice of a stockholder nomination shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the person nominated thereby (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock that are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the proxy rules under the Exchange; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.  The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Stockholder Communications.  The Board of Directors has adopted a process by which stockholders may communicate directly with members of the Board.  Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, c/o Ms. Carol Walsh, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania, 19063.

ANNUAL REPORTS

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2008 accompanies this Proxy Statement.  Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2008 required to be filed under the Exchange Act.  Such written requests should be directed to Carol Walsh, Corporate Secretary, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  As of the date hereof, management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by the Company.  The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies.  Such firm will be paid a fee of $6,000.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock.  In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

YOUR VOTE IS IMPORTANT!  WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

:	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
FIRST KEYSTONE FINANCIAL, INC.

			For	With-
hold
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST KEYSTONE FINANCIAL, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 4, 2009 AND AT ANY ADJOURNMENT THEREOF.	1.	ELECTION OF DIRECTOR	G	G
Nominees for four year term:
Donald G. Hosier, Jr.

	2.	PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting	For	Against	Abstain
		firm for the fiscal year ending September 30, 2009.	G	G	G
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING --> [ ]

The undersigned, being a stockholder of the Company as of December 4, 2008, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on February 4, 2009 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth herein.

                In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

             The   undersigned   hereby  acknowledges   receipt   of   a    Notice   of    Annual   Meeting of Stockholders of the Company called for February 4, 2009, a Proxy Statement for the Annual Meeting and the Company's 2008 Annual Report on Form 10-K prior to the signing of this Proxy.

 SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED, IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE BOARD OF DIRECTORS' NOMINEE AND PROPOSALS 2

Please be sure to sign and date	Date
This Proxy in the box below.

Stockholder sign above Co-holder (if any) sign above

é Detach above card, sign, date and mail in postage paid envelope provided. é FIRST KEYSTONE FINANCIAL, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
_____________________________
_____________________________
_____________________________

FIRST KEYSTONE FINANCIAL, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________

FIRST KEYSTONE FINANCIAL, INC.
Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS
As in This Example	____________________

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of First Keystone Financial, Inc. to vote, as designated below, all the shares of common stock of First Keystone Financial, Inc. allocated to my ESOP account as of December 4, 2008 at the Annual Meeting of Stockholders to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, February 4, 2009, at 2:00 p.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of director for four year term.

              [   ]    FOR                             [   ]   WITHHOLD
NOMINEE for four year term expiring in 2013:	Donald G. Hosier, Jr.

2.           PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as First Keystone Financial's independent registered public accounting firm for the fiscal year ending September 30, 2009.

              [   ]   FOR                              [   ]     AGAINST                             [   ]    ABSTAIN

3.           In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" the nominee listed above and "FOR" the ratification of S.R. Snodgrass, A.C.

THE SHARES OF FIRST KEYSTONE FINANCIAL'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEE TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF FIRST KEYSTONE FINANCIAL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of First Keystone Financial, Inc. and the accompanying Proxy Statement and Annual Report on Form 10-K for the year ended September 30, 2008 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.  When signing in a representative capacity, please give title.

Please be sure to sign and date this Card.	Date
Participant sign above

First Keystone Financial, Inc. Logo

 December 29, 2008

To:	Participants in the First Keystone Financial, Inc. Employee Stock Ownership Plan (the "ESOP")

Re:       Instructions for voting shares of First Keystone Financial, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of First Keystone Financial, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of First Keystone Financial allocated to your account in the First Keystone Financial ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2008 Annual Report on Form 10-K and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot.  In order to be effective, your Voting Instruction Ballot must be received by Carol Walsh no later than January 28, 2009.  Ms. Walsh will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of First Keystone Financial.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of First Keystone Financial common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

                                        /s/Donald S. Guthrie
Donald S. Guthrie
Chairman of the Board